Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)(3)
Third Quarter 2025
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2025 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.
(3)On May 18, 2025, we completed the Discover acquisition in an all-stock transaction as outlined in the merger agreement dated February 19, 2024. Discover results and statistics reported herein are from May 18, 2025 to September 30, 2025.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2025 Q3		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2025	2025	2025	2024	2024	2025	2024			2025 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2025	2024	2024
Income Statement
Net interest income	$12,404	$9,995	$8,013	$8,098	$8,076	24%	54%	$30,412	$23,110	32%
Non-interest income	2,955	2,497	1,987	2,092	1,938	18	52	7,439	5,812	28
Total net revenue(1)	15,359	12,492	10,000	10,190	10,014	23	53	37,851	28,922	31
Provision for credit losses	2,714	11,430	2,369	2,642	2,482	(76)	9	16,513	9,074	82
Non-interest expense:
Marketing	1,403	1,345	1,202	1,375	1,113	4	26	3,950	3,187	24
Operating expense	6,860	5,646	4,700	4,714	4,201	22	63	17,206	12,210	41
Total non-interest expense	8,263	6,991	5,902	6,089	5,314	18	55	21,156	15,397	37
Income (loss) from continuing operations before income taxes	4,382	(5,929)	1,729	1,459	2,218	**	98	182	4,451	(96)
Income tax provision (benefit)	1,189	(1,666)	325	366	441	**	170	(152)	797	**
Income (loss) from continuing operations, net of tax	3,193	(4,263)	1,404	1,093	1,777	**	80	334	3,654	(91)
Income (loss) from discontinued operations, net of tax	(1)	(14)	—	3	—	(93)	**	(15)	—	**
Net income (loss)	3,192	(4,277)	1,404	1,096	1,777	**	80	319	3,654	(91)
Dividends and undistributed earnings allocated to participating securities(2)	(33)	(4)	(22)	(17)	(28)	**	18	(13)	(60)	(78)
Preferred stock dividends	(73)	(65)	(57)	(57)	(57)	12	28	(195)	(171)	14
Discount on redeemed preferred stock	—	6	—	—	—	**	—	6	—	**
Net income (loss) available to common stockholders	$3,086	$(4,340)	$1,325	$1,022	$1,692	**	82	$117	$3,423	(97)
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$4.83	$(8.55)	$3.46	$2.66	$4.42	**	9%	$0.26	$8.94	(97)%
Income (loss) from discontinued operations	—	(0.03)	—	0.01	—	**	—	(0.03)	—	**
Net income (loss) per basic common share	$4.83	$(8.58)	$3.46	$2.67	$4.42	**	9	$0.23	$8.94	(97)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$4.83	$(8.55)	$3.45	$2.66	$4.41	**	10%	$0.26	$8.92	(97)%
Income (loss) from discontinued operations	—	(0.03)	—	0.01	—	**	—	(0.03)	—	**
Net income (loss) per diluted common share	$4.83	$(8.58)	$3.45	$2.67	$4.41	**	10	$0.23	$8.92	(97)
Weighted-average common shares outstanding (in millions):
Basic	639.0	505.6	383.1	382.4	383.0	26%	67%	510.2	382.8	33%
Diluted	639.5	505.6	384.0	383.4	383.7	26	67	510.9	383.7	33
Common shares outstanding (period-end, in millions)	635.7	639.5	383.0	381.2	381.5	(1)	67	635.7	381.5	67
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.80	$1.80	—
Tangible book value per common share (period-end)(3)	105.18	99.35	113.74	106.97	112.36	6	(6)	105.18	112.36	(6)

						2025 Q3		Nine Months Ended September 30,
(Dollars in millions)	2025	2025	2025	2024	2024	2025	2024			2025 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2025	2024	2024
Balance Sheet (Period-End)
Loans held for investment	$443,159	$439,297	$323,598	$327,775	$320,243	1%	38%	$443,159	$320,243	38%
Interest-earning assets	605,235	601,999	463,414	463,058	458,189	1	32	605,235	458,189	32
Total assets	661,877	658,968	493,604	490,144	486,433	—	36	661,877	486,433	36
Interest-bearing deposits	441,136	440,231	340,964	336,585	327,253	—	35	441,136	327,253	35
Total deposits	468,785	468,110	367,464	362,707	353,631	—	33	468,785	353,631	33
Borrowings	51,482	52,666	41,773	45,551	49,336	(2)	4	51,482	49,336	4
Common equity	108,406	105,549	58,697	55,938	58,080	3	87	108,406	58,080	87
Total stockholders’ equity	113,813	110,956	63,542	60,784	62,925	3	81	113,813	62,925	81
Balance Sheet (Average Balances)
Loans held for investment	$439,859	$378,157	$322,385	$321,871	$318,255	16%	38%	$380,564	$315,927	20%
Interest-earning assets	593,247	524,929	462,771	460,640	454,484	13	31	527,461	451,078	17
Total assets	657,858	572,446	491,817	488,300	481,219	15	37	574,602	477,816	20
Interest-bearing deposits	439,527	387,139	337,840	331,564	324,509	14	35	388,541	321,856	21
Total deposits	467,280	414,568	364,078	358,323	351,125	13	33	415,686	348,765	19
Borrowings	50,180	46,601	44,448	46,293	48,274	8	4	47,097	49,194	(4)
Common equity	107,412	81,563	57,395	56,918	56,443	32	90	82,306	54,293	52
Total stockholders’ equity	112,819	86,918	62,240	61,764	61,289	30	84	87,511	59,139	48

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2025 Q3				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2025	2025	2025	2024	2024	2025		2024				2025 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2025	2024	2024
Performance Metrics
Net interest income growth (period over period)	24%	25%	(1)%	—	7%	**		**		32%	6%	**
Non-interest income growth (period over period)	18	26	(5)	8%	(1)	**		**		28	5	**
Total net revenue growth (period over period)	23	25	(2)	2	5	**		**		31	6	**
Total net revenue margin(4)	10.36	9.52	8.64	8.85	8.81	84	bps	155	bps	9.57	8.55	102	bps
Net interest margin(5)	8.36	7.62	6.93	7.03	7.11	74		125		7.69	6.83	86
Return on average assets(6)	1.94	(2.98)	1.14	0.90	1.48	492		46		0.08	1.02	(94)
Return on average tangible assets(7)	2.07	(3.14)	1.18	0.92	1.53	521		54		0.08	1.05	(97)
Return on average common equity(8)	11.50	(21.22)	9.23	7.16	11.99	3,272		(49)		0.21	8.41	(820)
Return on average tangible common equity(9)	18.82	(32.99)	12.55	9.77	16.42	5,181		240		0.33	11.69	(1,136)
Efficiency ratio(10)	53.80	55.96	59.02	59.75	53.07	(216)		73		55.89	53.24	265
Operating efficiency ratio(11)	44.66	45.20	47.00	46.26	41.95	(54)		271		45.46	42.22	324
Effective income tax rate for continuing operations	27.1	28.1	18.8	25.1	19.9	(100)		720		(83.5)	17.9	**
Employees (period-end, in thousands)	77.0	76.5	53.9	52.6	52.5	1%		47%		77.0	52.5	47%
Credit Quality Metrics
Allowance for credit losses	$23,103	$23,873	$15,899	$16,258	$16,534	(3)%		40%		$23,103	$16,534	40%
Allowance coverage ratio	5.21%	5.43%	4.91%	4.96%	5.16%	(22)	bps	5	bps	5.21%	5.16%	5	bps
Net charge-offs(12)	$3,473	$3,060	$2,736	$2,884	$2,604	13%		33%		$9,269	$7,864	18%
Net charge-off rate(13)	3.16%	3.24%	3.40%	3.59%	3.27%	(8)	bps	(11)	bps	3.25%	3.32%	(7)	bps
30+ day performing delinquency rate	3.29	3.13	3.29	3.69	3.58	16		(29)		3.29	3.58	(29)
30+ day delinquency rate	3.50	3.32	3.51	3.98	3.89	18		(39)		3.50	3.89	(39)
Capital Ratios(14)
Common equity Tier 1 capital	14.4%	14.0%	13.6%	13.5%	13.6%	40	bps	80	bps	14.4%	13.6%	80	bps
Tier 1 capital	15.5	15.1	14.9	14.8	14.9	40		60		15.5	14.9	60
Total capital	17.4	17.1	17.0	16.4	16.6	30		80		17.4	16.6	80
Tier 1 leverage	12.6	14.2	11.6	11.6	11.6	(160)		100		12.6	11.6	100
Tangible common equity (“TCE”)(15)	10.8	10.3	9.1	8.6	9.1	50		170		10.8	9.1	170

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2025 Q3		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2025	2025	2025	2024	2024	2025	2024			2025 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2025	2024	2024
Interest income:
Loans, including loans held for sale	$15,229	$12,449	$10,157	$10,434	$10,547	22%	44%	$37,835	$30,460	24%
Investment securities	823	784	770	753	733	5	12	2,377	2,120	12
Other	711	595	491	530	580	19	23	1,797	1,737	3
Total interest income	16,763	13,828	11,418	11,717	11,860	21	41	42,009	34,317	22
Interest expense:
Deposits	3,597	3,120	2,715	2,862	2,945	15	22	9,432	8,631	9
Securitized debt obligations	165	164	176	205	234	1	(29)	505	753	(33)
Senior and subordinated notes	582	535	505	540	596	9	(2)	1,622	1,793	(10)
Other borrowings	15	14	9	12	9	7	67	38	30	27
Total interest expense	4,359	3,833	3,405	3,619	3,784	14	15	11,597	11,207	3
Net interest income	12,404	9,995	8,013	8,098	8,076	24	54	30,412	23,110	32
Provision for credit losses	2,714	11,430	2,369	2,642	2,482	(76)	9	16,513	9,074	82
Net interest income (loss) after provision for credit losses	9,690	(1,435)	5,644	5,456	5,594	**	73	13,899	14,036	(1)
Non-interest income:
Discount and interchange fees, net	1,812	1,478	1,223	1,260	1,228	23	48	4,513	3,622	25
Service charges and other customer-related fees	849	658	509	554	501	29	69	2,016	1,422	42
Net securities loss	—	—	—	—	(35)	—	**	—	(35)	**
Other	294	361	255	278	244	(19)	20	910	803	13
Total non-interest income	2,955	2,497	1,987	2,092	1,938	18	52	7,439	5,812	28
Non-interest expense:
Salaries and associate benefits	3,496	2,999	2,546	2,329	2,391	17	46	9,041	7,069	28
Occupancy and equipment	856	737	615	674	587	16	46	2,208	1,692	30
Marketing	1,403	1,345	1,202	1,375	1,113	4	26	3,950	3,187	24
Professional services	641	653	437	630	402	(2)	59	1,731	980	77
Communications and data processing	476	413	399	398	358	15	33	1,288	1,064	21
Amortization of intangibles	514	271	16	19	20	90	**	801	58	**
Other	877	573	687	664	443	53	98	2,137	1,347	59
Total non-interest expense	8,263	6,991	5,902	6,089	5,314	18	55	21,156	15,397	37
Income (loss) from continuing operations before income taxes	4,382	(5,929)	1,729	1,459	2,218	**	98	182	4,451	(96)
Income tax provision (benefit)	1,189	(1,666)	325	366	441	**	170	(152)	797	**
Income (loss) from continuing operations, net of tax	3,193	(4,263)	1,404	1,093	1,777	**	80	334	3,654	(91)
Income (loss) from discontinued operations, net of tax	(1)	(14)	—	3	—	(93)	**	(15)	—	**
Net income (loss)	3,192	(4,277)	1,404	1,096	1,777	**	80	319	3,654	(91)
Dividends and undistributed earnings allocated to participating securities(2)	(33)	(4)	(22)	(17)	(28)	**	18	(13)	(60)	(78)
Preferred stock dividends	(73)	(65)	(57)	(57)	(57)	12	28	(195)	(171)	14
Discount on redeemed preferred stock	—	6	—	—	—	**	—	6	—	**
Net income (loss) available to common stockholders	$3,086	$(4,340)	$1,325	$1,022	$1,692	**	82	$117	$3,423	(97)

						2025 Q3		Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025	2024			2025 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2025	2024	2024
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$4.83	$(8.55)	$3.46	$2.66	$4.42	**	9%	$0.26	$8.94	(97)%
Income (loss) from discontinued operations	—	(0.03)	—	0.01	—	**	—	(0.03)	—	**
Net income (loss) per basic common share	$4.83	$(8.58)	$3.46	$2.67	$4.42	**	9	$0.23	$8.94	(97)
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$4.83	$(8.55)	$3.45	$2.66	$4.41	**	10%	$0.26	$8.92	(97)%
Income (loss) from discontinued operations	—	(0.03)	—	0.01	—	**	—	(0.03)	—	**
Net income (loss) per diluted common share	$4.83	$(8.58)	$3.45	$2.67	$4.41	**	10	$0.23	$8.92	(97)
Weighted-average common shares outstanding (in millions):
Basic common shares	639.0	505.6	383.1	382.4	383.0	26%	67%	510.2	382.8	33%
Diluted common shares	639.5	505.6	384.0	383.4	383.7	26	67	510.9	383.7	33

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2025 Q3
	2025	2025	2025	2024	2024	2025	2024
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,606	$4,854	$4,108	$3,028	$3,976	(5)%	16%
Interest-bearing deposits and other short-term investments	50,673	54,255	44,465	40,202	45,322	(7)	12
Total cash and cash equivalents	55,279	59,109	48,573	43,230	49,298	(6)	12
Restricted cash for securitization investors	3,248	2,469	392	441	421	32	**
Securities available for sale	89,733	87,196	84,362	83,013	83,500	3	7
Loans held for investment:
Unsecuritized loans held for investment	389,808	384,413	295,939	298,241	292,061	1	33
Loans held in consolidated trusts	53,351	54,884	27,659	29,534	28,182	(3)	89
Total loans held for investment	443,159	439,297	323,598	327,775	320,243	1	38
Allowance for credit losses	(23,103)	(23,873)	(15,899)	(16,258)	(16,534)	(3)	40
Net loans held for investment	420,056	415,424	307,699	311,517	303,709	1	38
Loans held for sale	670	198	686	202	96	**	**
Premises and equipment, net	5,576	5,687	4,579	4,511	4,440	(2)	26
Interest receivable	3,456	3,373	2,599	2,532	2,577	2	34
Goodwill	28,863	28,335	15,070	15,059	15,083	2	91
Other intangible assets	17,042	18,157	217	233	253	(6)	**
Other assets	29,957	30,904	29,427	29,406	27,056	(3)	11
Assets of discontinued operations	7,997	8,116	—	—	—	(1)	**
Total assets	$661,877	$658,968	$493,604	$490,144	$486,433	—	36

						2025 Q3
	2025	2025	2025	2024	2024	2025	2024
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$826	$888	$646	$666	$705	(7)%	17%
Deposits:
Non-interest-bearing deposits	27,649	27,879	26,500	26,122	26,378	(1)	5
Interest-bearing deposits	441,136	440,231	340,964	336,585	327,253	—	35
Total deposits	468,785	468,110	367,464	362,707	353,631	—	33
Securitized debt obligations	13,642	14,658	11,716	14,264	15,881	(7)	(14)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	616	742	573	562	520	(17)	18
Senior and subordinated notes	36,662	36,706	29,459	30,696	32,911	—	11
Other borrowings	562	560	25	29	24	—	**
Total other debt	37,840	38,008	30,057	31,287	33,455	—	13
Other liabilities	26,941	26,316	20,179	20,436	19,836	2	36
Liabilities of discontinued operations	30	32	—	—	—	(6)	**
Total liabilities	548,064	548,012	430,062	429,360	423,508	—	29

Stockholders’ equity:
Preferred stock	0	0	0	0	0	**	**
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	63,725	63,465	36,693	36,428	36,216	—	76
Retained earnings	63,624	60,892	65,616	64,505	63,698	4	—
Accumulated other comprehensive loss	(5,917)	(6,819)	(7,529)	(9,286)	(6,287)	(13)	(6)
Treasury stock, at cost	(7,626)	(6,589)	(31,245)	(30,870)	(30,709)	16	(75)
Total stockholders’ equity	113,813	110,956	63,542	60,784	62,925	3	81
Total liabilities and stockholders’ equity	$661,877	$658,968	$493,604	$490,144	$486,433	—	36

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $869 million in Q3 2025, $785 million in Q2 2025, $705 million in Q1 2025, $706 million in Q4 2024 and $624 million in Q3 2024 for credit card finance charges and fees charged off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average assets is calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average total assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(13)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(14)Capital ratios as of the end of Q3 2025 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q3			2025 Q2			2024 Q3
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$440,374	$15,229	13.83%	$378,537	$12,449	13.15%	$318,715	$10,547	13.24%
Investment securities	96,186	823	3.42	93,024	784	3.37	90,644	733	3.24
Cash equivalents and other	56,687	711	5.02	53,368	595	4.46	45,125	580	5.14
Total interest-earning assets	$593,247	$16,763	11.30	$524,929	$13,828	10.54	$454,484	$11,860	10.44
Interest-bearing liabilities:
Interest-bearing deposits	$439,527	$3,597	3.27	$387,139	$3,120	3.22	$324,509	$2,945	3.63
Securitized debt obligations	12,919	165	5.11	13,043	164	5.06	15,833	234	5.93
Senior and subordinated notes	36,272	582	6.41	32,872	535	6.51	32,041	596	7.43
Other borrowings and liabilities(2)	3,120	15	2.04	2,872	14	1.85	2,389	9	1.50
Total interest-bearing liabilities	$491,838	$4,359	3.55	$435,926	$3,833	3.52	$374,772	$3,784	4.04
Net interest income/spread		$12,404	7.75		$9,995	7.02		$8,076	6.40
Impact of non-interest-bearing funding			0.61			0.60			0.71
Net interest margin			8.36%			7.62%			7.11%

	Nine Months Ended September 30,
	2025			2024
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$380,992	$37,835	13.24%	$316,707	$30,460	12.82%
Investment securities	93,970	2,377	3.37	89,580	2,120	3.16
Cash equivalents and other	52,499	1,797	4.56	44,791	1,737	5.17
Total interest-earning assets	$527,461	$42,009	10.62	$451,078	$34,317	10.14
Interest-bearing liabilities:
Interest-bearing deposits	$388,541	$9,432	3.24	$321,856	$8,631	3.58
Securitized debt obligations	13,228	505	5.10	17,036	753	5.90
Senior and subordinated notes	33,180	1,622	6.52	31,744	1,793	7.53
Other borrowings and liabilities(2)	2,771	38	1.84	2,422	30	1.67
Total interest-bearing liabilities	$437,720	$11,597	3.53	$373,058	$11,207	4.01
Net interest income/spread		$30,412	7.09		$23,110	6.14
Impact of non-interest-bearing funding			0.60			0.69
Net interest margin			7.69%			6.83%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2025 Q3		Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025	2024	2025	2024	2025 vs. 2024
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$253,951	$252,481	$150,309	$155,618	$149,400	1%	70%	$253,951	$149,400	70%
Personal loans	9,646	9,788	—	—	—	(1)	**	9,646	—	**
International card businesses	7,440	7,440	6,880	6,890	7,251	—	3	7,440	7,251	3
Total credit card	271,037	269,709	157,189	162,508	156,651	—	73	271,037	156,651	73
Consumer banking:
Auto	82,035	80,017	77,656	76,829	75,505	3	9	82,035	75,505	9
Retail banking	1,195	1,216	1,240	1,263	1,253	(2)	(5)	1,195	1,253	(5)
Total consumer banking	83,230	81,233	78,896	78,092	76,758	2	8	83,230	76,758	8
Commercial banking:
Commercial and multifamily real estate	33,461	32,967	31,971	31,903	32,199	1	4	33,461	32,199	4
Commercial and industrial	55,431	55,388	55,542	55,272	54,635	—	1	55,431	54,635	1
Total commercial banking	88,892	88,355	87,513	87,175	86,834	1	2	88,892	86,834	2
Total loans held for investment	$443,159	$439,297	$323,598	$327,775	$320,243	1	38	$443,159	$320,243	38
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$252,090	$197,808	$149,639	$150,290	$147,021	27%	71%	$200,221	$144,560	39%
Personal loans	9,703	4,778	—	—	—	103	**	4,863	—	**
International card businesses	7,382	7,107	6,768	7,036	6,951	4	6	7,088	6,811	4
Total credit card	269,175	209,693	156,407	157,326	153,972	28	75	212,172	151,371	40
Consumer banking:
Auto	81,094	78,875	77,228	75,968	74,920	3	8	79,080	74,264	6
Retail banking	1,201	1,220	1,252	1,253	1,262	(2)	(5)	1,224	1,291	(5)
Total consumer banking	82,295	80,095	78,480	77,221	76,182	3	8	80,304	75,555	6
Commercial banking:
Commercial and multifamily real estate	33,104	32,522	31,733	32,058	32,416	2	2	32,458	33,505	(3)
Commercial and industrial	55,285	55,847	55,765	55,266	55,685	(1)	(1)	55,630	55,496	—
Total commercial banking	88,389	88,369	87,498	87,324	88,101	—	—	88,088	89,001	(1)
Total average loans held for investment	$439,859	$378,157	$322,385	$321,871	$318,255	16	38	$380,564	$315,927	20

						2025 Q3				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024		2025	2024	2025 vs. 2024
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Net Charge-Off (Recovery) Rates
Credit card(3):
Domestic credit card(4)	4.63%	5.25%	6.19%	6.06%	5.61%	(62)	bps	(98)	bps	5.21%	5.86%	(65)	bps
Personal loans	3.81	3.47	—	—	—	34		**		3.67	—	**
International card businesses	5.07	5.17	5.02	5.17	5.23	(10)		(16)		5.09	5.14	(5)
Total credit card	4.61	5.20	6.14	6.02	5.60	(59)		(99)		5.17	5.83	(66)
Consumer banking:
Auto	1.54	1.25	1.55	2.32	2.05	29		(51)		1.44	1.95	(51)
Retail banking	4.41	4.54	4.75	5.63	5.43	(13)		(102)		4.57	4.94	(37)
Total consumer banking	1.58	1.30	1.60	2.38	2.11	28		(53)		1.49	2.00	(51)
Commercial banking:
Commercial and multifamily real estate	(0.09)	(0.06)	0.09	0.50	0.26	(3)		(35)		(0.02)	0.19	(21)
Commercial and industrial	0.38	0.55	0.12	0.13	0.20	(17)		18		0.35	0.15	20
Total commercial banking	0.21	0.33	0.11	0.26	0.22	(12)		(1)		0.21	0.17	4
Total net charge-offs	3.16	3.24	3.40	3.59	3.27	(8)		(11)		3.25	3.32	(7)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.89%	3.60%	4.25%	4.53%	4.53%	29	bps	(64)	bps	3.89%	4.53%	(64)	bps
Personal loans	1.74	1.62	—	—	—	12		**		1.74	—	**
International card businesses	4.60	4.50	4.56	4.52	4.53	10		7		4.60	4.53	7
Total credit card	3.84	3.55	4.26	4.53	4.53	29		(69)		3.84	4.53	(69)
Consumer banking:
Auto	4.99	4.84	4.93	5.95	5.61	15		(62)		4.99	5.61	(62)
Retail banking	0.89	0.93	1.13	1.12	0.95	(4)		(6)		0.89	0.95	(6)
Total consumer banking	4.93	4.78	4.87	5.87	5.53	15		(60)		4.93	5.53	(60)

						2025 Q3				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024		2025	2024	2025 vs. 2024
	Q3	Q2	Q1	Q4	Q3	Q2		Q3
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
Personal loans	0.13%	0.12%	—	—	—	1	bps	**		0.13%	—	**
International card businesses	0.16	0.16	0.13%	0.15%	0.15%	—		1	bps	0.16	0.15%	1	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.71	0.73	0.72	0.98	0.91	(2)		(20)		0.71	0.91	(20)
Retail banking	1.65	1.47	1.89	1.94	2.19	18		(54)		1.65	2.19	(54)
Total consumer banking	0.73	0.74	0.74	0.99	0.93	(1)		(20)		0.73	0.93	(20)
Commercial banking:
Commercial and multifamily real estate	1.05	1.06	1.23	1.60	1.96	(1)		(91)		1.05	1.96	(91)
Commercial and industrial	1.59	1.45	1.50	1.27	1.32	14		27		1.59	1.32	27
Total commercial banking	1.39	1.30	1.40	1.39	1.55	9		(16)		1.39	1.55	(16)
Total nonperforming loans	0.42	0.40	0.56	0.61	0.65	2		(23)		0.42	0.65	(23)
Total nonperforming assets	0.44	0.42	0.58	0.63	0.67	2		(23)		0.44	0.67	(23)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of June 30, 2025	$19,229	$762	$483	$20,474	$1,838	$26	$1,864	$1,535	$23,873
Charge-offs	(3,951)	(121)	(139)	(4,211)	(651)	(18)	(669)	(61)	(4,941)
Recoveries	1,035	29	46	1,110	338	5	343	15	1,468
Net charge-offs	(2,916)	(92)	(93)	(3,101)	(313)	(13)	(326)	(46)	(3,473)
Provision for credit losses	2,163	97	104	2,364	330	10	340	9	2,713
Allowance build (release) for credit losses	(753)	5	11	(737)	17	(3)	14	(37)	(760)
Other changes(8)	—	—	(10)	(10)	—	—	—	—	(10)
Balance as of September 30, 2025	18,476	767	484	19,727	1,855	23	1,878	1,498	23,103
Reserve for unfunded lending commitments:
Balance as of June 30, 2025	—	—	—	—	—	—	—	135	135
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	—	—	—
Balance as of September 30, 2025	—	—	—	—	—	—	—	135	135
Combined allowance and reserve as of September 30, 2025	$18,476	$767	$484	$19,727	$1,855	$23	$1,878	$1,633	$23,238

	Nine Months Ended September 30, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2024	$12,494	—	$480	$12,974	$1,859	$25	$1,884	$1,400	$16,258
Charge-offs(3)	(10,199)	$(177)	(403)	(10,779)	(1,900)	(57)	(1,957)	(180)	(12,916)
Recoveries	2,375	43	133	2,551	1,043	15	1,058	38	3,647
Net charge-offs	(7,824)	(134)	(270)	(8,228)	(857)	(42)	(899)	(142)	(9,269)
Initial allowance for purchased credit-deteriorated loans	2,722	148	—	2,870	—	—	—	—	2,870
Benefit from expected recoveries of charged off loans(9)	(3,135)	(170)	—	(3,305)	—	—	—	—	(3,305)
Provision for credit losses(7)	14,219	923	246	15,388	853	40	893	240	16,521
Allowance build (release) for credit losses(7)	5,982	767	(24)	6,725	(4)	(2)	(6)	98	6,817
Other changes(8)	—	—	28	28	—	—	—	—	28
Balance as of September 30, 2025	18,476	767	484	19,727	1,855	23	1,878	1,498	23,103
Reserve for unfunded lending commitments:
Balance as of December 31, 2024	—	—	—	—	—	—	—	143	143
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(8)	(8)
Balance as of September 30, 2025	—	—	—	—	—	—	—	135	135
Combined allowance and reserve as of September 30, 2025	$18,476	$767	$484	$19,727	$1,855	$23	$1,878	$1,633	$23,238

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2025					Nine Months Ended September 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$9,396	$2,357	$586	$65	$12,404	$22,343	$6,462	$1,760	$(153)	$30,412
Non-interest income (loss)	2,211	475	318	(49)	2,955	5,524	1,052	965	(102)	7,439
Total net revenue (loss)	11,607	2,832	904	16	15,359	27,867	7,514	2,725	(255)	37,851
Provision (benefit) for credit losses	2,364	340	9	1	2,714	15,388	893	232	—	16,513
Non-interest expense	5,409	1,941	520	393	8,263	13,494	5,235	1,495	932	21,156
Income (loss) from continuing operations before income taxes	3,834	551	375	(378)	4,382	(1,015)	1,386	998	(1,187)	182
Income tax provision (benefit)	914	131	89	55	1,189	(237)	330	237	(482)	(152)
Income (loss) from continuing operations, net of tax	$2,920	$420	$286	$(433)	$3,193	$(778)	$1,056	$761	$(705)	$334

	Three Months Ended June 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$7,293	$2,162	$602	$(62)	$9,995
Non-interest income (loss)	1,802	394	335	(34)	2,497
Total net revenue (loss)	9,095	2,556	937	(96)	12,492
Provision (benefit) for credit losses	11,098	252	81	(1)	11,430
Non-interest expense	4,447	1,713	489	342	6,991
Income (loss) from continuing operations before income taxes	(6,450)	591	367	(437)	(5,929)
Income tax provision (benefit)	(1,533)	141	87	(361)	(1,666)
Income (loss) from continuing operations, net of tax	$(4,917)	$450	$280	$(76)	$(4,263)

	Three Months Ended September 30, 2024					Nine Months Ended September 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total	Credit Card	Consumer Banking	Commercial Banking(10)	Other(10)	Total
Net interest income (loss)	$5,743	$2,028	$596	$(291)	$8,076	$16,309	$6,064	$1,804	$(1,067)	$23,110
Non-interest income (loss)	1,509	182	292	(45)	1,938	4,491	513	844	(36)	5,812
Total net revenue (loss)	7,252	2,210	888	(336)	10,014	20,800	6,577	2,648	(1,103)	28,922
Provision (benefit) for credit losses	2,084	351	48	(1)	2,482	7,888	1,107	80	(1)	9,074
Non-interest expense	3,367	1,331	495	121	5,314	9,730	3,827	1,493	347	15,397
Income (loss) from continuing operations before income taxes	1,801	528	345	(456)	2,218	3,182	1,643	1,075	(1,449)	4,451
Income tax provision (benefit)	427	125	82	(193)	441	756	388	254	(601)	797
Income (loss) from continuing operations, net of tax	$1,374	$403	$263	$(263)	$1,777	$2,426	$1,255	$821	$(848)	$3,654

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2025 Q3 vs.				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2025	2024	2024
Credit Card
Earnings:
Net interest income	$9,396	$7,293	$5,654	$5,779	$5,743	29%		64%		$22,343	$16,309	37%
Non-interest income	2,211	1,802	1,511	1,585	1,509	23		47		5,524	4,491	23
Total net revenue	11,607	9,095	7,165	7,364	7,252	28		60		27,867	20,800	34
Provision for credit losses	2,364	11,098	1,926	2,384	2,084	(79)		13		15,388	7,888	95
Non-interest expense	5,409	4,447	3,638	3,846	3,367	22		61		13,494	9,730	39
Income (loss) from continuing operations before income taxes	3,834	(6,450)	1,601	1,134	1,801	**		113		(1,015)	3,182	**
Income tax provision (benefit)	914	(1,533)	382	268	427	**		114		(237)	756	**
Income (loss) from continuing operations, net of tax	$2,920	$(4,917)	$1,219	$866	$1,374	**		113		$(778)	$2,426	**
Selected performance metrics:
Period-end loans held for investment	$271,037	$269,709	$157,189	$162,508	$156,651	—		73		$271,037	$156,651	73
Average loans held for investment	269,175	209,693	156,407	157,326	153,972	28		75		212,172	151,371	40
Average yield on loans outstanding(1)	17.99%	17.94%	18.54%	19.05%	19.66%	5	bps	(167)	bps	18.08%	19.10%	(102)	bps
Total net revenue margin(11)	17.25	17.35	18.32	18.72	18.82	(10)		(157)		17.51	18.28	(77)
Net charge-off (recovery) rate(3)	4.61	5.20	6.14	6.02	5.60	(59)		(99)		5.17	5.83	(66)
30+ day performing delinquency rate	3.84	3.55	4.26	4.53	4.53	29		(69)		3.84	4.53	(69)
30+ day delinquency rate	3.84	3.56	4.27	4.54	4.54	28		(70)		3.84	4.54	(70)
Nonperforming loan rate(5)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(12)	$230,379	$201,453	$157,948	$172,919	$166,203	14%		39%		$589,780	$481,517	22%

						2025 Q3 vs.				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2025	2024	2024
Domestic Card
Earnings:
Net interest income	$8,766	$6,822	$5,343	$5,474	$5,434	28%		61%		$20,931	$15,407	36%
Non-interest income	2,160	1,749	1,460	1,522	1,438	23		50		5,369	4,289	25
Total net revenue	10,926	8,571	6,803	6,996	6,872	27		59		26,300	19,696	34
Provision for credit losses	2,163	10,200	1,856	2,278	1,997	(79)		8		14,219	7,589	87
Non-interest expense	5,092	4,192	3,422	3,607	3,149	21		62		12,706	9,120	39
Income (loss) from continuing operations before income taxes	3,671	(5,821)	1,525	1,111	1,726	**		113		(625)	2,987	**
Income tax provision (benefit)	873	(1,385)	363	262	407	**		114		(149)	705	**
Income (loss) from continuing operations, net of tax	$2,798	$(4,436)	$1,162	$849	$1,319	**		112		$(476)	$2,282	**
Selected performance metrics:
Period-end loans held for investment	$253,951	$252,481	$150,309	$155,618	$149,400	1		70		$253,951	$149,400	70
Average loans held for investment	252,090	197,808	149,639	150,290	147,021	27		71		200,221	144,560	39
Average yield on loans outstanding(1)	17.99%	17.88%	18.42%	19.00%	19.62%	11	bps	(163)	bps	18.03%	19.04%	(101)	bps
Total net revenue margin(11)	17.34	17.33	18.19	18.62	18.67	1		(133)		17.51	18.12	(61)
Net charge-off (recovery) rate(4)	4.63	5.25	6.19	6.06	5.61	(62)		(98)		5.21	5.86	(65)
30+ day performing delinquency rate	3.89	3.60	4.25	4.53	4.53	29		(64)		3.89	4.53	(64)
Purchase volume(12)	$226,147	$197,308	$154,391	$168,994	$162,281	15%		39%		$577,846	$470,347	23%
Refreshed FICO scores:(13)
Greater than 660	73%	73%	69%	69%	69%	—		4		73%	69%	4
660 or below	27	27	31	31	31	—		(4)		27	31	(4)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2025 Q3 vs.				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2025	2024	2024
Consumer Banking
Earnings:
Net interest income	$2,357	$2,162	$1,943	$1,959	$2,028	9%		16%		$6,462	$6,064	7%
Non-interest income	475	394	183	182	182	21		161		1,052	513	105
Total net revenue	2,832	2,556	2,126	2,141	2,210	11		28		7,514	6,577	14
Provision for credit losses	340	252	301	328	351	35		(3)		893	1,107	(19)
Non-interest expense	1,941	1,713	1,581	1,545	1,331	13		46		5,235	3,827	37
Income from continuing operations before income taxes	551	591	244	268	528	(7)		4		1,386	1,643	(16)
Income tax provision	131	141	58	63	125	(7)		5		330	388	(15)
Income from continuing operations, net of tax	$420	$450	$186	$205	$403	(7)		4		$1,056	$1,255	(16)
Selected performance metrics:
Period-end loans held for investment	$83,230	$81,233	$78,896	$78,092	$76,758	2		8		$83,230	$76,758	8
Average loans held for investment	82,295	80,095	78,480	77,221	76,182	3		8		80,304	75,555	6
Average yield on loans held for investment(1)	9.52%	9.30%	9.03%	9.04%	8.88%	22	bps	64	bps	9.28%	8.59%	69	bps
Auto loan originations	$10,731	$10,861	$9,210	$9,399	$9,158	(1)%		17%		$30,802	$25,143	23%
Period-end deposits	416,765	414,044	324,920	318,329	309,569	1		35		416,765	309,569	35
Average deposits	414,219	365,359	319,950	313,992	306,121	13		35		366,854	300,475	22
Average deposits interest rate	3.07%	3.02%	3.00%	3.21%	3.33%	5	bps	(26)	bps	3.03%	3.23%	(20)	bps
Net charge-off rate	1.58	1.30	1.60	2.38	2.11	28		(53)		1.49	2.00	(51)
30+ day performing delinquency rate	4.93	4.78	4.87	5.87	5.53	15		(60)		4.93	5.53	(60)
30+ day delinquency rate	5.53	5.40	5.47	6.73	6.31	13		(78)		5.53	6.31	(78)
Nonperforming loan rate(5)	0.73	0.74	0.74	0.99	0.93	(1)		(20)		0.73	0.93	(20)
Nonperforming asset rate(6)	0.82	0.82	0.82	1.08	1.01	—		(19)		0.82	1.01	(19)
Global Payment Network volume(14)	$153,117	$74,014	—	—	—	107%		**		$227,131	—	**
Auto—At origination FICO scores:(15)
Greater than 660	51%	52%	53%	54%	53%	(1)		(2)%		51%	53%	(2)%
621 - 660	19	19	19	19	20	—		(1)		19	20	(1)
620 or below	30	29	28	27	27	1		3		30	27	3
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2025 Q3 vs.				Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2025	2024	2024
Commercial Banking
Earnings:
Net interest income	$586	$602	$572	$587	$596	(3)%		(2)%		$1,760	$1,804	(2)%
Non-interest income	318	335	312	366	292	(5)		9		965	844	14
Total net revenue(10)	904	937	884	953	888	(4)		2		2,725	2,648	3
Provision (benefit) for credit losses	9	81	142	(72)	48	(89)		(81)		232	80	190
Non-interest expense	520	489	486	518	495	6		5		1,495	1,493	—
Income from continuing operations before income taxes	375	367	256	507	345	2		9		998	1,075	(7)
Income tax provision	89	87	61	119	82	2		9		237	254	(7)
Income from continuing operations, net of tax	$286	$280	$195	$388	$263	2		9		$761	$821	(7)
Selected performance metrics:
Period-end loans held for investment	$88,892	$88,355	$87,513	$87,175	$86,834	1		2		$88,892	$86,834	2
Average loans held for investment	88,389	88,369	87,498	87,324	88,101	—		—		88,088	89,001	(1)
Average yield on loans held for investment(1)(10)	6.42%	6.40%	6.29%	6.72%	7.25%	2	bps	(83)	bps	6.37%	7.21%	(84)	bps
Period-end deposits	$29,920	$29,245	$29,984	$31,691	$30,598	2%		(2)%		$29,920	$30,598	(2)%
Average deposits	29,889	30,444	31,654	31,545	30,365	(2)		(2)		30,656	31,004	(1)
Average deposits interest rate	2.13%	2.06%	2.13%	2.28%	2.55%	7	bps	(42)	bps	2.11%	2.58%	(47)	bps
Net charge-off rate	0.21	0.33	0.11	0.26	0.22	(12)		(1)		0.21	0.17	4
Nonperforming loan rate(5)	1.39	1.30	1.40	1.39	1.55	9		(16)		1.39	1.55	(16)
Nonperforming asset rate(6)	1.40	1.30	1.40	1.39	1.55	10		(15)		1.40	1.55	(15)
Risk category:(16)
Noncriticized	$83,098	$82,000	$80,677	$80,431	$78,835	1%		5%		$83,098	$78,835	5%
Criticized performing	4,558	5,204	5,612	5,534	6,651	(12)		(31)		4,558	6,651	(31)
Criticized nonperforming	1,236	1,151	1,224	1,210	1,348	7		(8)		1,236	1,348	(8)
Total commercial banking loans held for investment	$88,892	$88,355	$87,513	$87,175	$86,834	1		2		$88,892	$86,834	2
Risk category as a percentage of period-end loans held for investment:(16)
Noncriticized	93.48%	92.81%	92.19%	92.26%	90.79%	67	bps	269	bps	93.48%	90.79%	269	bps
Criticized performing	5.13	5.89	6.41	6.35	7.66	(76)		(253)		5.13	7.66	(253)
Criticized nonperforming	1.39	1.30	1.40	1.39	1.55	9		(16)		1.39	1.55	(16)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2025 Q3 vs.		Nine Months Ended September 30,
	2025	2025	2025	2024	2024	2025	2024			2025 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2025	2024	2024
Other
Earnings:
Net interest income (loss)	$65	$(62)	$(156)	$(227)	$(291)	**	**	$(153)	$(1,067)	(86)%
Non-interest loss	(49)	(34)	(19)	(41)	(45)	44%	9%	(102)	(36)	183
Total net revenue (loss)(10)	16	(96)	(175)	(268)	(336)	**	**	(255)	(1,103)	(77)
Provision (benefit) for credit losses	1	(1)	—	2	(1)	**	**	—	(1)	**
Non-interest expense(17)	393	342	197	180	121	15	**	932	347	169
Loss from continuing operations before income taxes	(378)	(437)	(372)	(450)	(456)	(14)	(17)	(1,187)	(1,449)	(18)
Income tax provision (benefit)	55	(361)	(176)	(84)	(193)	**	**	(482)	(601)	(20)
Loss from continuing operations, net of tax	$(433)	$(76)	$(196)	$(366)	$(263)	**	65	$(705)	$(848)	(17)
Selected performance metrics:
Period-end deposits	$22,100	$24,821	$12,560	$12,687	$13,464	(11)	64	$22,100	$13,464	64
Average deposits	23,172	18,765	12,474	12,786	14,639	23	58	18,176	17,286	5
Total
Earnings:
Net interest income	$12,404	$9,995	$8,013	$8,098	$8,076	24%	54%	$30,412	$23,110	32%
Non-interest income	2,955	2,497	1,987	2,092	1,938	18	52	7,439	5,812	28
Total net revenue	15,359	12,492	10,000	10,190	10,014	23	53	37,851	28,922	31
Provision for credit losses	2,714	11,430	2,369	2,642	2,482	(76)	9	16,513	9,074	82
Non-interest expense	8,263	6,991	5,902	6,089	5,314	18	55	21,156	15,397	37
Income (loss) from continuing operations before income taxes	4,382	(5,929)	1,729	1,459	2,218	**	98	182	4,451	(96)
Income tax provision (benefit)	1,189	(1,666)	325	366	441	**	170	(152)	797	**
Income (loss) from continuing operations, net of tax	$3,193	$(4,263)	$1,404	$1,093	$1,777	**	80	$334	$3,654	(91)
Selected performance metrics:
Period-end loans held for investment	$443,159	$439,297	$323,598	$327,775	$320,243	1	38	$443,159	$320,243	38
Average loans held for investment	439,859	378,157	322,385	321,871	318,255	16	38	380,564	315,927	20
Period-end deposits	468,785	468,110	367,464	362,707	353,631	—	33	468,785	353,631	33
Average deposits	467,280	414,568	364,078	358,323	351,125	13	33	415,686	348,765	19

`CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.1 billion, $2.2 billion and $2.1 billion for the third quarter, second quarter and first nine months of 2025, respectively, and $2.0 billion, $2.1 billion and $2.0 billion for the third quarter, second quarter and first nine months of 2024, respectively. Related interest expense was $8 million for both the third quarter and second quarter and $23 million for the first nine months of 2025, and $7 million, $8 million and $23 million for the third quarter, second quarter and first nine months of 2024, respectively.
(3)Charge-offs exclude $19.4 billion of Discover loans acquired in the second quarter of 2025 that were fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(4)Charge-offs exclude $18.0 billion of Discover Domestic credit card loans acquired in the second quarter of 2025 that are fully charged-off, with expected recoveries of $3.1 billion included as a benefit to the allowance for credit losses.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)In Q2 2025, provision for credit losses includes the initial allowance for credit losses of $8.8 billion for non-purchased credit deteriorated (“non-PCD”) loans acquired in the Discover Acquisition.
(8)Primarily represents foreign currency translation adjustments.
(9)Represents contractual rights to collect on recoveries of acquired Discover loans that are fully charged-off.
(10)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(11)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(12)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(13)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(14)Global Payment Network volume includes Discover Network, PULSE Network, Diners Club International and Network Partners transactions.
(15)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(16)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(17)Includes the impact of $348 million, $299 million, $110 million, $140 million and $63 million in Discover integration expenses in Q3 2025, Q2 2025, Q1 2025, Q4 2024 and Q3 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.

**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Regulatory Capital Metrics
Common equity excluding AOCI	$114,323	$112,368	$66,225	$65,823	$64,966
Adjustments:
AOCI, net of tax(2)	68	83	19	1	58
Goodwill, net of related deferred tax liabilities	(28,575)	(28,052)	(14,792)	(14,786)	(14,816)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(12,846)	(13,687)	(247)	(231)	(252)
Common equity Tier 1 capital	$72,970	$70,712	$51,205	$50,807	$49,956
Tier 1 capital	$78,377	$76,118	$56,050	$55,652	$54,801
Total capital(3)	87,849	85,988	63,926	61,805	61,151
Risk-weighted assets	506,261	503,413	375,538	377,145	368,199
Adjusted average assets(4)	622,435	537,581	483,888	480,794	473,146
Capital Ratios
Common equity Tier 1 capital(5)	14.4%	14.0%	13.6%	13.5%	13.6%
Tier 1 capital(6)	15.5	15.1	14.9	14.8	14.9
Total capital(7)	17.4	17.1	17.0	16.4	16.6
Tier 1 leverage(4)	12.6	14.2	11.6	11.6	11.6
TCE(8)	10.8	10.3	9.1	8.6	9.1

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2025	2024	2024	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2025	2024
Adjusted diluted earnings per share (“EPS”):
Net income (loss) available to common stockholders (GAAP)	$3,086	$(4,340)	$1,325	$1,022	$1,692	$117	$3,423
Initial allowance build for Discover non-PCD loans	—	8,767	—	—	—	8,767	—
Discover integration expenses	348	299	110	140	63	757	94
Discover intangible amortization expense	498	255	—	—	—	753	—
Discover loan and deposit fair value mark amortization	105	85	—	—	—	190	—
Legal reserve activities	—	41	198	75	—	239	—
Allowance build for Walmart program agreement loss sharing termination	—	—	—	—	—	—	826
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27
FDIC special assessment	—	—	—	—	(9)	—	41
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	4,037	5,107	1,633	1,237	1,746	10,823	4,411
Income tax impacts	(236)	(2,339)	(76)	(52)	(13)	(2,651)	(241)
Adjusted net income available to common stockholders (non-GAAP)	$3,801	$2,768	$1,557	$1,185	$1,733	$8,172	$4,170

Diluted weighted-average common shares outstanding (in millions) (GAAP)	639.5	505.6	384.0	383.4	383.7	510.9	383.7

Diluted EPS (GAAP)	$4.83	$(8.58)	$3.45	$2.67	$4.41	$0.23	$8.92
Impact of adjustments noted above	1.12	14.06	0.61	0.42	0.10	15.77	1.94
Adjusted diluted EPS (non-GAAP)	$5.95	$5.48	$4.06	$3.09	$4.51	$16.00	$10.86

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$8,263	$6,991	$5,902	$6,089	$5,314	$21,156	$15,397
Discover integration expenses	(348)	(299)	(110)	(140)	(63)	(757)	(94)
Discover intangible amortization expense	(498)	(255)	—	—	—	(753)	—
Legal reserve activities	—	(41)	(198)	(75)	—	(239)	—
FDIC special assessment	—	—	—	—	9	—	(41)
Adjusted non-interest expense (non-GAAP)	$7,417	$6,396	$5,594	$5,874	$5,260	$19,407	$15,262

Total net revenue (GAAP)	$15,359	$12,492	$10,000	$10,190	$10,014	$37,851	$28,922
Discover loan and deposit fair value mark amortization	105	85	—	—	—	190	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27
Adjusted net revenue (non-GAAP)	$15,464	$12,577	$10,000	$10,190	$10,014	$38,041	$28,949

2025	2025	2025	2024	2024	Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	2025	2024

Efficiency ratio (GAAP)	53.80%	55.96%	59.02%	59.75%	53.07%	55.89%	53.24%
Impact of adjustments noted above	(584)	bps	(511)	bps	(308)	bps	(211)	bps	(54)	bps	(489)	bps	(52)bps
Adjusted efficiency ratio (non-GAAP)	47.96%	50.85%	55.94%	57.64%	52.53%	51.02%	52.72%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$6,860	$5,646	$4,700	$4,714	$4,201	$17,206	$12,210
Discover integration expenses	(348)	(299)	(110)	(140)	(63)	(757)	(94)
Discover intangible amortization expense	(498)	(255)	—	—	—	(753)	—
Legal reserve activities	—	(41)	(198)	(75)	—	(239)	—
FDIC special assessment	—	—	—	—	9	—	(41)
Adjusted operating expense (non-GAAP)	$6,014	$5,051	$4,392	$4,499	$4,147	$15,457	$12,075

Total net revenue (GAAP)	$15,359	$12,492	$10,000	$10,190	$10,014	$37,851	$28,922
Discover loan and deposit fair value mark amortization	105	85	—	—	—	190	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27
Adjusted net revenue (non-GAAP)	$15,464	$12,577	$10,000	$10,190	$10,014	$38,041	$28,949

Operating efficiency ratio (GAAP)	44.66%	45.20%	47.00%	46.26%	41.95%	45.46%	42.22%
Impact of adjustments noted above	(577)	bps	(504)	bps	(308)	bps	(211)	bps	(54)	bps	(482)	bps	(51)bps
Adjusted operating efficiency ratio (non-GAAP)	38.89%	40.16%	43.92%	44.15%	41.41%	40.63%	41.71%

Adjusted net interest margin:
Net interest income (GAAP)	$12,404	$9,995	$8,013	$8,098	$8,076	$30,412	$23,110
Loan and deposit fair value mark amortization	105	85	—	—	—	190	—
Walmart program agreement termination contra revenue impact	—	—	—	—	—	—	27
Adjusted net interest income (non-GAAP)	$12,509	$10,080	$8,013	$8,098	$8,076	$30,602	$23,137

Average interest earning assets	$593,247	$524,929	$462,771	$460,640	$454,484	$527,461	$451,078

Net interest margin (GAAP)	8.36%	7.62%	6.93%	7.03%	7.11%	7.69%	6.83%
Impact of adjustments noted above	7	bps	6	bps	—	bps	—	bps	—	bps	5	bps	1bps
Adjusted net interest margin (non-GAAP)	8.43%	7.68%	6.93%	7.03%	7.11%	7.74%	6.84%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2025	2024	2024
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Pre- Provision Earnings
Total net revenue	$15,359	$12,492	$10,000	$10,190	$10,014
Non-interest expense	(8,263)	(6,991)	(5,902)	(6,089)	(5,314)
Pre-provision earnings(9)	$7,096	$5,501	$4,098	$4,101	$4,700
Tangible Common Equity (Period-End)
Stockholders’ equity	$113,813	$110,956	$63,542	$60,784	$62,925
Goodwill and other intangible assets(10)	(41,537)	(42,012)	(15,139)	(15,157)	(15,214)
Noncumulative perpetual preferred stock	(5,407)	(5,407)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$66,869	$63,537	$43,558	$40,782	$42,866
Tangible Common Equity (Average)
Stockholders’ equity	$112,819	$86,918	$62,240	$61,764	$61,289
Goodwill and other intangible assets(10)	(41,815)	(29,114)	(15,149)	(15,195)	(15,225)
Noncumulative perpetual preferred stock	(5,407)	(5,355)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$65,597	$52,449	$42,246	$41,724	$41,219
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$3,086	$(4,340)	$1,325	$1,022	$1,692
Tangible common equity (Average)	65,597	52,449	42,246	41,724	41,219
Return on tangible common equity(11)(12)	18.82%	(32.99)%	12.55%	9.77%	16.42%
Tangible Assets (Period-End)
Total assets	$661,877	$658,968	$493,604	$490,144	$486,433
Goodwill and other intangible assets(10)	(41,537)	(42,012)	(15,139)	(15,157)	(15,214)
Tangible assets(11)	$620,340	$616,956	$478,465	$474,987	$471,219

	2025	2025	2025	2024	2024
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Assets (Average)
Total assets	$657,858	$572,446	$491,817	$488,300	$481,219
Goodwill and other intangible assets(10)	(41,815)	(29,114)	(15,149)	(15,195)	(15,225)
Tangible assets(11)	$616,043	$543,332	$476,668	$473,105	$465,994
Return on Tangible Assets (Average)
Net income (loss)	$3,192	$(4,277)	$1,404	$1,096	$1,777
Tangible Assets (Average)	616,043	543,332	476,668	473,105	465,994
Return on tangible assets(11)(13)	2.07%	(3.14)%	1.18%	0.92%	1.53%
TCE Ratio
Tangible common equity (Period-end)	$66,869	$63,537	$43,558	$40,782	$42,866
Tangible Assets (Period-end)	620,340	616,956	478,465	474,987	471,219
TCE Ratio(11)	10.8%	10.3%	9.1%	8.6%	9.1%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$66,869	$63,537	$43,558	$40,782	$42,866
Outstanding Common Shares	635.7	639.5	383.0	381.2	381.5
Tangible book value per common share(11)	$105.18	$99.35	$113.74	$106.97	$112.36
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(1)Regulatory capital metrics and capital ratios as of September 30, 2025 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.